UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2011

UNITED STATES OIL AND GAS CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53971	26-0231090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11782 Jollyville Road, Suite 211B
Austin, Texas 78759
 (Address of Principal Executive Offices)

(512) 464-1225
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 29, 2011 the Registrant issued a press release announcing that it has postponed its Annual Meeting of Stockholders, originally scheduled for 10:00 a.m. local time on Wednesday, August 31, 2011, in order to give it more time to solicit additional proxies in support of the proposals to come before the Annual Meeting of Stockholders, and that it has rescheduled the Annual Meeting of Stockholders for 10:00 a.m. local time on Friday, September 23, 2011.  A copy of such press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2011		UNITED STATES OIL AND GAS CORP
	By:	/S/ Alex Tawse
	Name:	Alex Tawse
	Its:	Chief Executive Officer